UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                January 16, 2001
                                ----------------
                Date of Report (Date of earliest event reported)



                              Westergaard.com, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)



     Delaware                                                  52-2002729
     --------                                                  ----------
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)


560 West 43rd Street, New York                                   10036
-----------------------------                                  ---------
(Address of principal executive offices)                      (Zip Code)

                                 (212) 947-1999
                                 --------------
               Registrant's telephone number, including area code



         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 6.  RESIGNATION OF REGISTRANTS' DIRECTORS

On January 9, 2001, Thomas Wojciechowski, Derrick Ashcroft, Wenke B. Thoman, Joseph Allen, and William R. Grant resigned as members of the Board of Westergaard.com, Inc. The above directors comprised the entire board of directors of Westergaard.com, Inc., and each letter of resignation from said Board members is attached herein as Exhibits 17.1 through 17.5.

The Company will seek to fill these positions as soon as possible.

Item 7. EXHIBITS

(c)     Exhibits.

        17.1 Director's Resignation letter of Thomas Wojciechowski, dated January 9, 2001

        17.2 Director's Resignation letter of Derrick Ashcroft, dated January 9, 2001

        17.3 Director's Resignation letter of Wenke B. Thoman, dated January 9, 2001

        17.4 Director's Resignation letter of William R. Grant, dated January 9, 2001

        17.5    Director's Resignation letter of Joseph Allen, dated January 9,
                2001

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WESTERGAARD.COM, INC.


January 16, 2001
                                     By: /s/ John Westergaard
                                     ------------------------
                                             John Westergaard, Acting President